UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 17, 2015

PBF ENERGY INC.

PBF ENERGY COMPANY LLC

PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

In connection with the Notes Offering referred to in Item 8.01 below, PBF Holding Company LLC (“PBF Holding”), a subsidiary of PBF Energy Company LLC (“PBF LLC”), in turn a subsidiary of PBF Energy Inc. (“PBF Energy” and collectively with its consolidated subsidiaries including PBF LLC and PBF Holding, the “Company”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is being delivered to potential investors in connection with the Notes Offering (defined below) and is provided in this Item 7.01 of this Current Report on Form 8-K to satisfy the Company’s public disclosure requirements under Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01.	Other Events

Commencement of Notes Offering

On November 17, 2015, PBF Energy issued a press release announcing that its indirect subsidiary, PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation, as co-issuers, intend to commence a private offering of Senior Secured Notes due 2023 (the “Notes Offering”) to eligible purchasers. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 8.01, including Exhibit 99.2, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated November 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PBF Energy Inc.
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

PBF Energy Company LLC
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

Dated: November 17, 2015

PBF Holding Company LLC
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated November 17, 2015.